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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2002


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


          1-9020                                                  98-0115468
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         Effective April 8, 2002, PetroQuest Energy, Inc. moved its headquarters from 400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508 to 400
E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508. PetroQuest's phone number at that address is unchanged and is (337) 232-7028.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a.      Financial Statement of Business Acquired

        None.

b.      Pro Forma Financial Information

        None.

c.      Exhibits

        None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 8, 2002                   PETROQUEST ENERGY, INC.


                                      By: /s/ Daniel G. Fournerat
                                          --------------------------
                                          Daniel G. Fournerat
                                          Senior Vice President, General Counsel
                                          and Secretary


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